FOR IMMEDIATE RELEASE

CONTACTS:     James G. Rakes, Chairman, President & CEO  (540) 951-6236
              J. Robert Buchanan, Treasurer (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                       ANNOUNCES RECORD EARNINGS FOR 2003

BLACKSBURG,  VA, JANUARY 23, 2004:  National  Bankshares,  Inc. (Nasdaq SmallCap
Market: NKSH) today announced net income for 2003 of $11.44 million, or basic net income per share of $3.26. This represents an increase of 14.26% over the company's 2002 net income of $10.01 million, or $2.85 per share. For 2003, the company had a return on average assets of 1.64% and a return on average equity of 14.77%.

James G. Rakes, National Bankshares Chairman, President & CEO, commented, "We are very pleased to report another year of record earnings. We enjoyed a nice net interest rate margin throughout 2003, and this translated into a 6.84% increase in net interest income over 2002. In addition, non-interest income was 8.30% above 2002 totals. The allowance for loan losses grew appropriately and was at 1.32% of total loans at year-end 2003, as compared with 1.24% in 2002. At National Bankshares, Inc., we continue to focus on providing the best in community banking, with a full range of financial products. We work to foster long-term relationships with our customers by offering them quality personalized service."

National Bankshares, Inc. ended 2003 with total assets of $708.56 million, up from $684.94 at the end of 2002. Net loans at December 31, 2003 were at nearly $401.43, a slight decline of 0.70% from the same period in 2002.

National Bankshares, Inc. is a financial holding company with two community bank subsidiaries, The National Bank, headquartered in Blacksburg, Virginia, and Bank of Tazewell County, with headquarters in Tazewell, Virginia. The two banks have 24 offices throughout Southwest Virginia. The company also operates a non-bank financial services subsidiary, National Bankshares Financial Services, Inc., which does business in the same market as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock is traded on the Nasdaq Stock Market under the symbol "NKSH". Additional information about the company is available on its web site at www.nationalbankshares.com.

                                 (tables follow)

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

National Bankshares, Inc. And Subsidiaries

(000's), except ratios and         Three months    Three months
percent data                          ending          ending                           Year-to-date     Year-to-date
                                   December 31,     December 31,       Change           December 31,     December 31,     Change
Selected Consolidated Data:            2003             2002                               2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Interest income                            $9,947           10,748         -7.45%           $41,081        $42,747        -3.90%
---------------------------------------------------------------------------------------------------------------------------------
Interest expense                            2,678            3,755        -28.68%            12,252         15,764       -22.28%
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Net interest income                         7,269            6,993          3.95%            28,829         26,983         6.84%
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Provision for loan losses                     414              540        -23.33%             1,691          2,251       -24.88%
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Noninterest income                          1,791            1,315         36.20%             6,186          5,712         8.30%
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Noninterest expense                         4,806            4,310         11.51%            18,646         17,427         6.99%
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Income taxes                                  742              807         -8.05%             3,236          3,003         7.76%
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Net income                                 $3,098            2,651         16.86%           $11,442         10,014        14.26%
---------------------------------------------------------------------------------------------------------------------------------
Basic net income per share                  $0.88             0.75         $0.13             $3.26           2.85         $0.41
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Fully diluted net income per share            ---              ---            ---               ---            ---           ---
---------------------------------------------------------------------------------------------------------------------------------
Dividends per share                           ---              ---            ---               ---            ---           ---
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Dividend payout ratio                         ---              ---            ---               ---            ---           ---
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Book value per share                          ---              ---            ---            $22.94          20.82         $2.12
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Balance sheet at period-end:
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Loans, net                                    ---              ---            ---          $401,428        404,247        -0.70%
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Total securities                              ---              ---            ---           230,154        219,294         4.95%
---------------------------------------------------------------------------------------------------------------------------------
Total deposits                                ---              ---            ---           625,378        608,271         2.81%
---------------------------------------------------------------------------------------------------------------------------------
Other borrowings                              ---              ---            ---               135            748       -81.95%
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Stockholders' equity                          ---              ---            ---            80,641         73,101        10.31%
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                                  ---              ---            ---           708,560        684,935         3.45%
---------------------------------------------------------------------------------------------------------------------------------


Daily averages:
---------------------------------------------------------------------------------------------------------------------------------
Loans,net                                $405,082          404,864          0.05%          $405,696        409,482        -0.92%
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Total securities                          235,914          205,573         14.76%           229,004        191,493        19.59%
---------------------------------------------------------------------------------------------------------------------------------
Total deposits                            619,365          605,051          2.37%           616,823        583,298         5.75%
---------------------------------------------------------------------------------------------------------------------------------
Other borrowings                              187              351        -46.72%               194            311       -37.62%
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Stockholders' equity                       80,052           73,135          9.46%            77,486         69,895        10.86%
---------------------------------------------------------------------------------------------------------------------------------
Interest-earning assets                   669,654          647,833          3.37%           664,543        622,339         6.78%
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Interest-bearing liabilities              536,140          529,000          1.35%           537,257        509,340         5.48%
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Total Assets                              702,183          680,745          3.15%           697,012        655,783         6.29%
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Financial ratios: Note (1)
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Return on average assets                    1.75%            1.56%           0.19             1.64%          1.53%          0.11
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Return on average equity                   15.35%           14.54%           0.81            14.77%         14.33%          0.44
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Net interest margin                           ---              ---            ---             4.82%          4.74%          0.08
---------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio                              ---              ---            ---            49.03%         49.51%         -0.48
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Average equity to average assets           11.40%           10.74%           0.66            11.12%         10.66%          0.46
---------------------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp


Allowance for loan losses:
---------------------------------------------------------------------------------------------------------------------------------
Beginning balance                          $5,502           $5,009          9.84%            $5,092         $4,272        19.19%
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Provision for losses                          414              540        -23.33%             1,691          2,251       -24.88%
---------------------------------------------------------------------------------------------------------------------------------
Charge-offs                                  -601             -504         19.25%            -1,660          -1571         5.67%
---------------------------------------------------------------------------------------------------------------------------------
Recoveries                                     54               47         14.89%               246            140        75.71%
---------------------------------------------------------------------------------------------------------------------------------
Ending balance                             $5,369           $5,092          5.44%            $5,369         $5,092         5.44%
---------------------------------------------------------------------------------------------------------------------------------


Nonperforming assets:
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Nonaccrual loans                              ---              ---            ---              $354           $288        22.92%
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Restructured loans                            ---              ---            ---               ---            ---           ---
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Total nonperforming loans                     ---              ---            ---               354            288        22.92%
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Other real estate owned                       ---              ---            ---             1,663            537       209.68%
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Total nonperforming assets                    ---              ---            ---            $2,017           $825       144.48%
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Asset quality ratios: Note (2)

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Nonperforming loans to total loans            ---              ---            ---             0.09%          0.07%          0.02
---------------------------------------------------------------------------------------------------------------------------------
Allowance for loan losses to
 total loans                                  ---              ---            ---             1.32%          1.24%          0.08
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Allowance for loan losses
 to nonperforming loans                       ---              ---            ---          1516.67%       1768.06%       -251.39
---------------------------------------------------------------------------------------------------------------------------------
 Note (2)  Ratio change measured in bp

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